Acquisition and Divestitures - Schedule of Unaudited Supplemental Pro Forma (Detail) (Earthbound Farm [Member], USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended		6 Months Ended
	Jun. 30, 2014	Jun. 30, 2013	Jun. 30, 2014	Jun. 30, 2013
Earthbound Farm [Member]
Business Acquisition [Line Items]
Net sales	$ 837,926	$ 756,898	$ 1,668,149	$ 1,492,532
Income from continuing operations	$ 35,173	$ 39,456	$ 74,467	$ 59,309
Diluted earnings per common share	$ 0.20	$ 0.23	$ 0.42	$ 0.34